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                                                               Exhibit 10.34
                          UNITS EXCHANGE RIGHTS AGREEMENT

                  This Units Exchange Rights Agreement (this "Agreement") is made as of February 14, 1997 among Starwood Lodging Trust, a real estate investment trust organized under the laws of the State of Maryland (the "Trust"), Starwood Lodging Corporation, a Maryland corporation (the "Corporation"), SLT Realty Limited Partnership, a Delaware limited partnership (the "Realty Partnership"), SLC Operating Limited Partnership, a Delaware limited partnership (the "Operating Partnership"), and each of the limited partners of the Realty Partnership and the Operating Partnership listed on the signature pages hereto (the "Starwood Partners"). Unless otherwise indicated, capitalized terms used herein are used herein as defined in Section 11.

                  WHEREAS, pursuant to a Contribution Agreement dated as of January 15, 1997 (the "Contribution Agreement") among the Trust, the Corporation, Starwood Partners and other parties (i) on the date hereof the Starwood Partners are making capital contributions to the Realty Partnership in return for the issuance by the Realty Partnership to the Starwood Partners of Units (as defined in the Limited Partnership Agreement of the Realty Partnership (the "Realty Partnership Agreement")) of the Realty Partnership (such Units issued by the Realty Partnership to the Starwood Partners on the date hereof, together with any Units of the Realty Partnership issued to the Starwood Partners after the date hereof, being hereinafter called the "Realty Units") and
(ii) on the date hereof the Starwood Partners are making capital contributions to the Operating Partnership in return for the issuance by the Operating Partnership to the Starwood Partners of Units (as defined in the Limited Partnership Agreement of the Operating Partnership (the "Operating Partnership Agreement")) of the Operating Partnership (such Units issued by the Operating Partnership to the Starwood Partners on the date hereof, together with any Units of the Operating Partnership issued to the Starwood Partners, being hereinafter called the "Operating Units"); and

                  WHEREAS, pursuant to the Contribution Agreement the parties hereto are entering into this Agreement to provide for the rights of the Starwood Partners to tender Realty Units and Operating Units in exchange for either Paired Shares (as defined herein), cash or a combination of Paired Shares and cash, on the terms and conditions set forth herein;

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants set forth herein, the parties hereto agree as follows:


                  SECTION 1.  RIGHT TO TENDER STARWOOD UNITS.  (a)  Upon

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the terms and subject to the conditions of this Agreement, each holder of
Starwood Units (as defined below) shall have the right to tender to the Trust outstanding Realty Units and the right to tender to the Corporation outstanding Operating Units. Notwithstanding anything to the contrary contained in this Agreement (i) no Realty Unit may be tendered to the Trust unless simultaneously therewith the tendering holder also tenders to the Corporation an Operating Unit and no Operating Unit may be tendered to the Corporation unless simultaneously therewith the tendering holder also tenders to the Trust a Realty Unit (a Realty Unit tendered for exchange and the Operating Unit simultaneously tendered for exchange being hereinafter collectively referred to as a "Starwood Unit") and
(ii) any attempted tender of a Realty Unit or an Operating Unit which is not accompanied by a simultaneous tender of an Operating Unit or Realty Unit, respectively, shall be void and of no effect; it being understood that a simultaneous tender of unequal numbers of Realty Units and Operating Units shall be valid under this sentence to the extent of the lesser of the number of Realty Units or Operating Units, as the case may be, included in such tender.

                  (b) Notwithstanding any other provision of this Agreement, no Paired Shares or cash shall be issued or paid in respect of any tender of Starwood Units (i) if, notwithstanding the provisions of Section 6 of this Agreement, the right to tender Starwood Units and receive Paired Shares or cash would result in the Trust not satisfying the REIT Requirements in any respect or would result in any person or entity Beneficially Owning Trust Shares exceeding the Ownership Limit, (ii) if, with respect to all Starwood Partners other than Prudential Property Investment Separate Account II, the tender pursuant to
Section 1(a) is prior to the first anniversary of the date of this Agreement,
(iii) prior to the expiration or termination of the waiting period applicable to such exchange and issuance, if any, under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as it may be amended from time to time, or (iv) prior to the receipt of all governmental and regulatory approvals which are required to be obtained prior to such tender and issuance or payment, including, without limitation, any required approvals of the gaming authorities of the State of Nevada and of Clark County, Nevada (the "Gaming Approvals"). Prior to the receipt of Gaming Approvals, such holder shall, as a condition to any tender of Starwood Units which would (if the Paired Share Option (as defined below) were to be elected in respect of such tender) cause such holder to beneficially own, in the aggregate, Paired Shares representing more than 4.9% of the then issued and outstanding Paired Shares, give not less than 90 days' written notice to the Trust and the Corporation (at the offices provided pursuant to Section 10) of its intent to tender Starwood Units; provided, however, that the ownership by Prudential Property Investment Separate Account II of Paired Shares as contemplated

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by the penultimate sentence of Section 8.02(j) of the Contribution Agreement shall not require any such written notice to the Trust and Corporation. In the event that the ability to receive Paired Shares or cash would result in the Trust not satisfying the REIT Requirements in any respect or would result in any person or entity Beneficially Owning Trust Shares exceeding the Ownership Limit, and as a result thereof no Paired Shares or cash may be issued or paid in respect of any tender of Starwood Units pursuant to Section 1(b)(i) above, the parties hereto shall use their respective best efforts to restructure the terms and provisions of this Agreement (and, if necessary, the Partnership Agreements and the Registration Rights Agreement (as defined in Section 6)), or to agree to terms and provisions in addition to such terms and provisions, so as to provide to each such party the same substantive rights (or substantive rights as close thereto as is reasonably practicable) as those provided by this Agreement, the Partnership Agreements and the Registration Rights Agreement.

                  (c) The rights to exchange Starwood Units pursuant to this Agreement constitute a continuous offer and may not be withdrawn, amended or modified by the Trust or the Corporation without the prior written consent of each holder of outstanding Starwood Units adversely affected by such withdrawal, amendment or modification; provided that any withdrawal, amendment or modification that does not adversely affect any holder of outstanding Starwood Units may be effected without the consent of such holder.

                  SECTION 2. ACCEPTANCE OF TENDER; ELECTION OF METHOD OF PAYMENT FOR TENDERED STARWOOD UNITS. (a) Upon the terms and subject to the conditions of this Agreement, the Trust and the Corporation shall accept Starwood Units validly tendered in proper form and meeting all of the requirements of this Agreement. In order for Starwood Units to be validly tendered pursuant to this Agreement, the registered holder thereof shall deliver to the Trust and the Corporation, at the address provided pursuant to Section 10, (i) a completed and duly executed Letter of Transmittal in the form attached hereto as Exhibit A (the "Letter of Transmittal") and any other documents required by the Letter of Transmittal and (ii) a calculation, to the best knowledge of such registered holder after due inquiry (together with such supporting documentation as the Trust may reasonably request), of the maximum number of Paired Shares that may be issued to such registered holder without causing either (x) the Trust to not satisfy the REIT Requirements in any respect or (y) any person or entity to Beneficially Own Trust Shares exceeding the Ownership Limit. The Trust and the Corporation shall make all determinations as to the validity and form of any tender of Starwood Units in accordance with the provisions of this Agreement and upon rejection of a tender shall give the tendering

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holder written notice of such rejection, which shall include the reasons therefor.

                  (b) Unless otherwise determined by agreement of the Trust and the Corporation, tenders of Starwood Units pursuant to this Agreement shall be irrevocable and shall not be subject to withdrawal or modification; provided that if the Trust and the Corporation make the Paired Share Election with respect to a tender, then within 5 days after such Election the tendering holder may elect to revoke such tender so long as (i) no public disclosure of such tender has been made prior to such revocation and (ii) such tendering holder reimburses the Trust and the Corporation for all reasonable costs and expenses incurred in connection with such tender.

                  (c) Within 15 days after the valid tender pursuant to this Agreement of Starwood Units, the Trust and the Corporation shall make an election to pay for such Starwood Units by delivering either (i) Paired Shares (the "Paired Share Election"), (ii) cash (the "Cash Election") or (iii) a combination of Paired Shares and cash (the "Combined Election"). Such election shall be made pursuant to an agreement as to such election between the Trust and the Corporation. If the Trust and the Corporation do not so agree within such 15-day period, they shall be deemed to have made the Cash Election.

                  SECTION 3. PAIRED SHARE ELECTION. (a) If with respect to any tender of Starwood Units pursuant to this Agreement, the Trust and the Corporation make the Paired Share Election, then, except as provided in Section 2(b), within fifteen days after the expiration of the 5-day period referred to in Section 2(b), the Trust and the Corporation shall deliver to the tendering holder one Paired Share for each Starwood Unit validly tendered pursuant to the provisions of this Agreement.

                  (b) No fractional Paired Shares or scrip representing fractional Paired Shares shall be issued upon exchange of Starwood Units pursuant to this Agreement. If more than one Letter of Transmittal shall be delivered at one time by the same holder, the number of full Paired Shares which shall be issuable upon exchange of the Starwood Units tendered thereby shall be computed on the basis of the aggregate number of Starwood Units so tendered. Instead of any fractional Paired Shares which would otherwise be issuable upon exchange of any Starwood Units, the Trust and the Corporation shall pay a cash adjustment in respect of such fraction in an amount equal to the same fraction of the Paired Share Closing Price on the last Business Day preceding the date of exchange.

                  (c) If a holder exchanges Starwood Units pursuant to this Agreement, the Trust and the Corporation shall pay any documentary, stamp or similar issue or transfer tax due on any

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issue of Paired Shares upon such exchange. Such holder, however, shall (i) pay to the Trust and the Corporation the amount of any additional documentary, stamp or similar issue or transfer tax which is due (or shall establish to the satisfaction of the Trust and the Corporation the payment thereof) as a result of Paired Shares being issued in a name other than the name of such holder and
(ii) be responsible for all income or other taxes as a result of such exchange.

                  SECTION 4. CASH ELECTION. (a) If with respect to any tender of Starwood Units pursuant to this Agreement, the Trust and the Corporation make or are deemed to have made the Cash Election, then within 20 days after such tender the Trust and the Corporation shall pay to the tendering holder an aggregate amount of cash (the "Aggregate Cash Payment") equal to the product of (i) the number of Paired Shares which would have been delivered to such holder if the Trust and the Corporation had made the Paired Share Election with respect to such tender and (ii) the average Paired Share Closing Price for the ten trading day period ending one day prior to the date of such tender.

                  (b) In connection with any Aggregate Cash Payment pursuant to
Section 4(a) or any cash payment pursuant to Section 5(a)(ii), the Trust shall pay 95% of such Aggregate Cash Payment or such cash payment and the Corporation shall pay 5% of such Aggregate Cash Payment or such cash payment (such percentages being herein called the "Issuance Percentages"); provided that the Trust and the Corporation may from time to time change the Issuance Percentages based on their determination of the relative fair values of the Trust Shares and the Corporation Shares.

                  SECTION 5. COMBINED ELECTION. (a) If with respect to any tender of Units pursuant to this Agreement, the Trust and the Corporation shall make the Combined Election, then, except as provided in Section 2(b), within 15 days after the expiration of the 5-day period referred to in Section 2(b), the Trust and the Corporation shall (i) notify the tendering holder of the number of such tendered Units which will be exchanged for cash (the "Cash Units") and the number of such tendered Units which will be exchanged for Paired Shares (the "Paired Share Units"), (ii) pay to the tendering holder, in respect of each Cash Unit validly tendered pursuant to the provisions of this Agreement, an amount of cash (with each of the Trust and the Corporation paying its then respective Issuance Percentage of such amount of cash) equal to the average Paired Share Closing Price for the ten trading day period ending one day prior to the date of such tender and (iii) deliver to the tendering holder one Paired Share for each Paired Share Unit validly tendered pursuant to the provisions of this Agreement.

                  (b) The provisions of Sections 3(b) and 3(c) of this

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Agreement shall apply to the issuance of Paired Shares pursuant to Section 5(a).

                  SECTION 6. REGISTRATION RIGHTS. If at any time after six (6) months from the date of this Agreement, (a) a Starwood Partner validly tenders Starwood Units pursuant to the provisions of this Agreement, (b) the Trust and the Corporation make the Paired Share Election or the Combined Election with respect to such tender, (c) as a result of the Ownership Limit such Starwood Partner cannot receive the full number of Paired Shares otherwise issuable to such Starwood Partner pursuant to such tender and such Election (without giving effect to the Ownership Limit) (the event described in clauses (a), (b) and (c) being referred to as a "Paired Share Tender Reduction"; the number of such Paired Shares which such Starwood Partner cannot receive pursuant to such tender as a result of the Ownership Limit being referred to as the "Unissued Paired Shares"; and the Starwood Units tendered in respect of such Unissued Paired Shares being referred to as the "Delayed Payment Units"), then subject to the other terms and conditions of this Agreement, such Starwood Partner shall be entitled to receive the number of Paired Shares which it can receive pursuant to such tender, such Election and the Ownership Limit and then, pursuant to the terms of the Registration Rights Agreement, the Trust and the Corporation shall cause there to be filed with the Securities and Exchange Commission a registration statement and the Trust and the Corporation shall register and sell pursuant thereto a number of Paired Shares equal to the number of such Unissued Paired Shares requested by Starwood to be registered pursuant to Section 2.3 of the Registration Rights Agreement. Within two Business Days after the receipt by the Trust and the Corporation of the proceeds of any sale (after underwriting discounts and commissions) of such Paired Shares pursuant to such registration, the Trust and the Corporation shall pay such proceeds to the tendering holder of the Delayed Payment Units, in full payment for the tender of such Delayed Payment Units.

                  SECTION 7. REPRESENTATIONS OF TENDERING HOLDER. Each tender of Starwood Units shall constitute a representation and warranty by the tendering holder of each of the representations and warranties set forth in the form of Letter of Transmittal. Without limiting the generality of the foregoing, unless, at the time of a tender for exchange of Starwood Units pursuant to this Agreement, a registration statement relating to any Paired Shares to be delivered upon such tender is effective under the Securities Act of 1933, as amended (the "Securities Act"), such tender shall constitute a representation and warranty by the tendering holder to the Trust and the Corporation that such tendering holder (i) is an "accredited investor" within the meaning of Rule 501 under the Securities Act, (ii) has sufficient knowledge and experience in financial and business matters and in

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investing in entities similar to the Partnerships, the Trust and the Corporation so as to be able to evaluate the risks and merits of its investment in the Partnerships, the Trust and the Corporation and it is able financially to bear the risks thereof, (iii) has had an opportunity to discuss the business, management and financial affairs of the Trust, the Corporation and the Partnerships with the management of the Trust, the Corporation and the Partnerships, and (iv) understands that the Paired Shares have not been registered under the Securities Act by reason of their issuance in a transaction exempt from the registration requirements of the Securities Act pursuant to
Section 4(2) thereof or Rule 505 or 506 promulgated under the Securities Act and such Paired Shares must be held indefinitely unless a subsequent disposition thereof is registered under the Securities Act and applicable state securities laws or is exempt from such registration.

                  SECTION 8. STATUS OF TENDERING HOLDER. Until the holder of Starwood Units tendered pursuant to this Agreement becomes a holder of record of the Paired Shares issued in exchange therefor (in the case of a Paired Share Election or a Combined Election) or until such holder has received cash in exchange therefor (in the case of a Cash Election or a Combined Election), such holder shall continue to hold and own such Starwood Units for all purposes of the Realty Partnership Agreement and the Operating Partnership Agreement. In the case of a Paired Share Election or a Combined Election, no such holder shall have any rights as a shareholder of the Trust or a stockholder of the Corporation in respect of such Paired Shares until such holder becomes a holder of record of such Paired Shares.

                  SECTION 9. RESERVATION OF SHARES; CLOSING OF TRANSFER BOOKS.
(a) The Trust shall reserve and shall at all times have reserved out of its authorized but unissued Trust Shares, solely for the purpose of effecting the exchange of Realty Units pursuant to this Agreement and the Class A Units pursuant to the Class A Exchange Rights Agreement, enough Trust Shares to permit the exchange of the then outstanding Realty Units and, in the case of the Class A Exchange Rights Agreement, Class A Units. The Corporation shall reserve and shall at all times have reserved out of its authorized but unissued Corporation Shares, solely for the purpose of effecting the exchange of Operating Units pursuant to this Agreement, enough Corporation Shares to permit the exchange of the then outstanding Operating Units. All Paired Shares which may be issued upon exchange of Starwood Units shall be validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof other than income taxes resulting from such exchange.

                  (b) The Trust shall not close its transfer books so as

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to prevent the timely issuance of Trust Shares pursuant to this Agreement and the Class A Exchange Rights Agreement. The Corporation shall not close its transfer books so as to prevent the timely issuance of Corporation Shares pursuant to this Agreement.

                  SECTION 10. NOTICES. All notices, documents and other communications under this Agreement shall be in writing and shall be deemed given when delivered personally or by overnight mail or when sent by facsimile transmission, or four days after being mailed (by registered mail, return receipt requested) to a party at the following address (or to such other address as such party may have specified by notice given to the other parties pursuant to this provision):

         (a) If to the Trust or the Realty Partnership, to:

                  Starwood Lodging Trust
                  2231 E. Camelback Road, Suite 410
                  Phoenix, AZ 85016
                  Attention:  Chief Financial Officer
                  Telecopy No.:  (602) 852-0984
                  Telephone No.:  (602) 852-3900


         with a copy to:

                  Sidley & Austin
                  555 West 5th Street
                  Los Angeles, California  90013
                  Attention:  Sherwin L. Samuels
                  Telecopy No.:  (213) 896-6600
                  Telephone No.:    (213) 896-6000

         (b) If to the Corporation or the Operating Partnership, to:

                  Starwood Lodging Corporation
                  2231 E. Camelback Road, Suite 400
                  Phoenix, AZ 85016
                  Attention:  General Counsel
                  Telecopy No.:  (602) 852-0686
                  Telephone No.:  (602) 852-3900


         with a copy to:

                  Sidley & Austin
                  555 West 5th Street
                  Los Angeles, California  90013
                  Attention:  Sherwin L. Samuels
                  Telecopy No.:  (213) 896-6600

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                  Telephone No.:    (213) 896-6000

         (c) If to Prudential:

                  Prudential Real Estate Investors
                  8 Campus Drive
                  Parsippany, NJ 07054
                  Attention:  Gary L. Kauffman
                  Telecopy No.:  (201) 683-1790
                  Telephone No.:  (201) 683-1612
                  Attention:  Joseph D. Margolis, Esq.
                              James P. Walker, Esq.
                  Telecopy No.:  (201) 683-1788
                  Telephone No.:  (201) 683-1694 or 1690

         with a copy to:

                  O'Melveny & Myers LLP
                  153 East 53rd Street
                  New York, NY 10022
                  Attention:  Robert S. Insolia, Esq.
                  Telecopy No.:  (212) 326-2061
                  Telephone No.:  (212) 326-2000

         (d) If to any other Holder, to the address specified on Schedule A hereto.

         with a copy to:

                  Willkie Farr & Gallagher
                  153 East 53rd Street
                  New York, NY 10022
                  Attention:  Bruce M. Montgomerie, Esq.
                  Telecopy No.:  (212) 821-8111
                  Telephone No.:  (212) 821-8000

                  SECTION 11.  DEFINITIONS.  For purposes of this
Agreement:

                  "Beneficially Owning" means owning Trust Shares directly, indirectly or constructively by a person or entity through the application of Section 318(a) of the Code, as modified by Section 856(d)(5) of the Code, or Section 544 of the Code, as modified by
         Section 856(h) of the Code. The term "Beneficially Own" shall have a correlative meaning.

                  "Business Day" means any day other than Saturday, Sunday and any day on which banks are not open to do business in New York, New York.

                  "Class A Exchange Rights Agreement" means the Exchange

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Rights Agreement dated the date hereof among the Corporation, the Operating
Partnership and certain other parties.

                  "Code" means the Internal Revenue Code of 1986, and the rules and regulations promulgated thereunder, as amended from time to time.

                  "Corporation Shares" means the shares of common stock, par value $.01 per share, of the Corporation.

                  "Declaration of Trust" means the Declaration of Trust of the Trust dated August 25, 1969, as amended and restated as of June 6, 1988, and as further amended on February 1, 1995 and as amended from time to time after the date of this Agreement.

                  "Disinterested Members" when used with respect to the Trust has the meaning set forth in the Code of Regulations of the Trust and, when used with respect to the Corporation, has the meaning set forth in the By-Laws of the Corporation, in each case as amended from time to time.

                  "Ownership Limit" when used with respect to Trust Shares, has the meaning set forth in the Declaration of Trust and, when used with respect to the Corporation Shares, has the meaning set forth in the Restated Articles, in each case as amended from time to time.

                  "Paired Share" means a Corporation Share and a Trust Share which are paired pursuant to the Pairing Agreement.

                  "Paired Share Closing Price" shall mean, with respect to a particular date, the last reported sales price regular way on such date or, in case no such reported sale takes place on such date, the average of the reported closing bid and asked prices regular way on such date, in either case on the New York Stock Exchange, or if the Paired Shares are not then listed or admitted to trading on such Exchange, on the principal national securities exchange on which the Paired Shares are then listed or admitted to trading or, if not then listed or admitted to trading on any national securities exchange, the closing sale price on such date of the Paired Shares or, in case no reported sale takes place on such date then, the average of the closing bid and asked prices on such date, on NASDAQ or any comparable system. If the Paired Shares are not then quoted on NASDAQ or any comparable system, the Board of Trustees of the Trust and the Board of Directors of the Corporation shall in good faith determine the Paired Share Closing Price.

                  "Pairing Agreement" means the Pairing Agreement dated June 25, 1980 between the Trust and the Corporation, as it

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         may be amended from time to time.

                  "Registration Rights Agreement" means the Registration Rights Agreement dated as of the date first written above between the Trust, the Corporation and certain other parties.

                  "REIT Requirements" shall mean the requirements for the Trust to (i) qualify as a REIT under the Code and the rules and regulations promulgated thereunder, (ii) avoid any federal income or excise tax liability, (iii) retain its status as grandfathered pursuant to Section 132(c)(3) of the Deficit Reduction Act of 1984 and (iv) retain the benefits of that certain private letter ruling issued by the Internal Revenue Service to the Trust dated as of January 4, 1980.

                  "Restated Articles" means the Restated Articles of Incorporation of the Corporation, as amended from time to time after the date of this Agreement.

                  "Trust Shares" means the shares of beneficial interest, $.01 par value, of the Trust.

                  SECTION 12. DETERMINATIONS AND INTERPRETATION. All agreements between the Trust and the Corporation provided for in this Agreement shall be made on behalf of the Trust and the Corporation by their respective Disinterested Members, including, without limitation, any agreement between the Trust and the Corporation as to the election of the Paired Share Election, the Cash Election or the Combined Election with respect to a tender of Starwood Units pursuant to Section 2(c), any agreement to permit the revocation, withdrawal or modification of a tender of Starwood Units pursuant to Section 1(c) and any adjustment of the Issuance Percentages pursuant to Section 4(b). All interpretations of the terms of this Agreement shall be resolved on behalf of the Trust and the Corporation by their respective Disinterested Members.

                  SECTION 13. PARTIAL INVALIDITY. In case any one or more of the provisions contained herein shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement, but this Agreement shall be construed as if such invalid, illegal or unenforceable provision or provisions had never been contained herein unless the deletion of such provision or provisions would result in such a material change as to cause completion of the transactions contemplated hereby to be unreasonable.

                  SECTION 14. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties

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hereto and their respective permitted successors or assigns. In addition, and whether or not any express assignment shall have been made, the provisions of this Agreement which are for the benefit of the parties hereto other than the Corporation, the Trust, the Realty Partnership and the Operating Partnership, shall also be for the benefit of and enforceable by any subsequent holder of any Units.

                  SECTION 15. EXECUTION IN COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be considered an original counterpart, and shall become a binding agreement when the Trust, the Corporation, the Realty Partnership, the Operating Partnership, and each of the Starwood Partners shall have each executed a counterpart of this Agreement.

                  SECTION 16. TITLES AND HEADINGS. Titles and headings to Articles and Sections herein are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

                  SECTION 17. EXHIBITS. The Exhibits referred to in this Agreement shall be construed with, and as an integral part of, this Agreement to the same extent as if the same had been set forth verbatim herein.

                  SECTION 18. ENTIRE AGREEMENT; AMENDMENTS AND WAIVERS. This Agreement, including the Exhibits, contains the entire understanding of the parties hereto with regard to the subject matter contained herein. In addition to amendments and modifications permitted by Section 1(c), the parties hereto, by mutual agreement in writing, may amend, modify and supplement this Agreement; provided that any such amendment, modification or supplement shall be approved by a majority of the Disinterested Members of each of the Trust and the Corporation. The failure of any party hereto to enforce at any time any provision of this Agreement shall not be construed to be a waiver of such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of such party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to constitute a waiver of any other or subsequent breach.

                  SECTION 19. GOVERNING LAW. Except to the extent that Maryland law is mandatorily applicable to the rights and obligations of the shareholders of the Trust and the stockholders of the Corporation, this Agreement, and the application or interpretation thereof, shall be governed exclusively by its terms and by the internal laws of the State of New York, without regard to principles of conflicts of laws as applied in the State of New York or any other jurisdiction which, if applied, would result in the application of any laws other than the internal

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laws of the State of New York.

                  SECTION 20. STARWOOD LODGING TRUST. The parties hereto understand and agree that the name "Starwood Lodging Trust" is a designation of the Trust and its Trustees (as Trustees but not personally) under the Declaration of Trust, and all persons dealing with the Trust shall look solely to the Trust's assets for the enforcement of any claims against the Trust, and that the Trustees, officers, agents and security holders of the Trust assume no personal liability for obligations entered into on behalf of the Trust, and their respective individual assets shall not be subject to the claims of any person relating to such obligations.

                  SECTION 21. SUBMISSION TO JURISDICTION. Each of the parties hereto irrevocably submits and consents to the jurisdiction of the United States District Court for the Southern District of New York in connection with any action or proceeding arising out of or relating to this Agreement, and irrevocably waives any immunity from jurisdiction thereof and any claim of improper venue, forum non conveniens or any similar basis to which it might otherwise be entitled in any such action or proceeding.

                  SECTION 22. SPECIFIC PERFORMANCE. Each of the parties acknowledges and agrees that in the event of any breach of this Agreement, the non-breaching party or parties would be irreparably harmed and could not be made whole by monetary damages. The parties hereby agree that in addition to any other remedy to which they may be entitled at law or in equity, they shall be entitled to compel specific performance of this Agreement in any action instituted in any court of the United States or any state thereof having subject matter jurisdiction for such action.

                  IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the parties hereto or by their duly authorized officers, all as of the date first above written.


                                    STARWOOD LODGING TRUST,
                                    a Maryland real estate investment
                                      trust


                                    By: /s/ Steven R. Goldman
                                        -----------------------------
                                        Name:  Steven R. Goldman
                                        Title: Senior Vice President



                                    STARWOOD LODGING CORPORATION,
                                    a Maryland corporation


                                    By: /s/ Nir Margalit
                                        -----------------------------
                                        Name:  Nir Margalit
                                        Title: Secretary and General Counsel



                                    SLT REALTY LIMITED PARTNERSHIP,

                                    By: STARWOOD LODGING TRUST,
                                            general partner


                                    By: /s/ Steven R. Goldman
                                        -------------------------------
                                        Name:  Steven R. Goldman
                                        Title: Senior Vice President



                                    SLC OPERATING LIMITED PARTNERSHIP

                                    By: STARWOOD LODGING CORPORATION,
                                            general partner


                                    By: /s/ Nir Margalit
                                        -----------------------------
                                        Name:  Nir Margalit
                                        Title: Secretary and General Counsel

                              THE PRUDENTIAL INSURANCE COMPANY OF
                              AMERICA, on behalf of PRUDENTIAL
                              PROPERTY INVESTMENT SEPARATE
                              ACCOUNT II


                              By: /s/ Gary L. Kauffman
                                 -------------------------------
                                          Gary L. Kauffman
                                          Vice President



                              THE GARY MENDELL FAMILY TRUST


                              By: /s/ Eleanor Mendell
                                 -------------------------------
                                         Eleanor Mendell
                                             Trustee



                                 /s/ Gary M. Mendell
                                 -------------------------------
                                         Gary M. Mendell



                                  /s/ Steve Mendell
                                 -------------------------------
                                          Steve Mendell



                                  /s/ Ellen-Jo Mendell
                                 -------------------------------
                                         Ellen-Jo Mendell




                                 /s/  Felix J. Cacciato, Jr.
                                 -------------------------------
                                      Felix J. Cacciato, Jr.



                                  /s/ Judith K. Rushmore
                                 -------------------------------
                                        Judith K. Rushmore



                                  /s/ Murray L. Dow, II
                                 -------------------------------
                                        Murray L. Dow, II

                                    /s/         Orna L. Shulman
                                    ___________________________________________
                                                Orna L. Shulman



                                    /s/         Arthur C. Green
                                    ___________________________________________
                                                Arthur C. Green




                                    /s/        Mark J. Rosinsky
                                    ___________________________________________
                                               Mark J. Rosinsky





                                    /s/       Randi L. Rosinsky
                                    ___________________________________________
                                              Randi L. Rosinsky




                                    /s/           John Daily
                                    ___________________________________________
                                                  John Daily




                                    /s/          Michael D. Hall
                                    ___________________________________________
                                                 Michael D. Hall




                                    /s/           Harvey Moore
                                    ___________________________________________
                                                  Harvey Moore




                                    /s/           Tracey Driscoll
                                    ___________________________________________
                                                  Tracey Driscoll




                                    /s/            Tom Clearwater
                                    ___________________________________________
                                                   Tom Clearwater


                                    ZAPCO HOLDINGS, INC.


                                By:              Orna L. Shulman
                                    ____________________________________________
                                                 Orna L. Shulman
                                                  Vice President

                                ZAPCO HOLDINGS, INC. DEFERRED
                                COMPENSATION PLAN TRUST


                                By:  /s/ Nancy S. Heinrich, Trustee
                                     ___________________________________________
                                      Nancy S. Heinrich
                                      Trustee

                                                                   SCHEDULE A TO
                                                 UNITS EXCHANGE RIGHTS AGREEMENT

                           NOTICE ADDRESS FOR HOLDERS

                           [To be provided at Closing]

                                                                    EXHIBIT A TO
                                                 UNITS EXCHANGE RIGHTS AGREEMENT

                              LETTER OF TRANSMITTAL

                                 To Tender Units


                 Pursuant to the Units Exchange Rights Agreement
                         Dated as of February ___, 1997


TO:  Starwood Lodging Trust
         2231 E. Camelback Road, Suite 410
         Phoenix, AZ 85016

         Starwood Lodging Corporation
         2231 E. Camelback Road, Suite 400
         Phoenix, AZ 85016


                              DESCRIPTION OF UNITS



         NAMES(S) AND ADDRESS(ES)                    UNITS TENDERED (ATTACH
         OF REGISTERED OWNERS                        ADDITIONAL LIST IF
                                                     NECESSARY)


Realty
Units:



Operating
Units:



                         --------------------------------------
                                Total

                     NOTE: SIGNATURES MUST BE PROVIDED BELOW
               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY


Ladies and Gentlemen:

                  The undersigned hereby tenders to Starwood Lodging Trust (the "Trust") the above-described Realty Units (as defined in the Units Exchange Rights Agreement dated as of February ___, 1997 (the "Units Exchange Rights Agreement")) and hereby tenders to Starwood Lodging Corporation (the "Corporation") the above-described Operating Units (as defined in the Units Exchange Rights Agreement) in accordance with the terms and conditions of the Units Exchange Rights Agreement and this Letter of Transmittal (which together constitute the "Offer"), receipt of which is hereby acknowledged. All terms used herein but not defined herein are used as defined in the Units Exchange Rights Agreement.

                  Subject to, and effective upon the issuance of Paired Shares and/or the payment of cash, as the case may be, for the Starwood Units tendered hereby, the undersigned hereby assigns and transfers (i) to the Trust all right, title and interest in and to all the Realty Units that are being tendered hereby and irrevocably constitutes and appoints the Trust (the "Realty Unit Agent"), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) transfer such Realty Units on the books of the Realty Partnership and (b) receive all rights, privileges and benefits, and any and all obligations and liabilities appertaining thereto and otherwise exercise all rights of beneficial ownership of such Realty Units, all in accordance with the terms of the Offer and (ii) to the Corporation all right, title and interest in and to all the Operating Units that are being tendered hereby and irrevocably constitutes and appoints the Corporation (the "Operating Unit Agent" and, together with the Realty Unit Agent, the "Agents"), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) transfer such Operating Units on the books of the Operating Partnership and (b) receive all rights, privileges and benefits, and any and all obligations and liabilities appertaining thereto and otherwise exercise all rights of beneficial ownership of such Operating Units, all in accordance with the terms of the Offer.

                  The undersigned hereby represents and warrants (i) to the Trust that the undersigned has full power and authority to tender, sell, assign and transfer the tendered Realty Units and that upon payment therefor, the Trust will acquire unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claim, (ii) to the Corporation that the undersigned has full power and authority to tender, sell, assign and transfer the tendered Operating Units and that upon payment therefor, the Corporation will acquire unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claim, (iii) to the Trust and the Corporation that the tender complies with each and every provision of Section 1 of the Units Exchange Rights Agreement, and (iv) attached hereto is a calculation, to the best knowledge of the undersigned after due inquiry (together with such supporting documentation as the Trust may reasonably request) of the maximum number of Paired Shares that may be issued to the undersigned without causing either (x) the Trust to not satisfy the REIT Requirements in any respect or (y) any person or entity to Beneficially Own Trust Shares exceeding the Ownership Limit. The undersigned will, upon request, execute any additional documents deemed by the Trust or the Corporation to be reasonably necessary or desirable to complete the sale, assignment and transfer of the tendered Starwood Units.

                  Unless a registration statement relating to any Paired Shares to be delivered to the undersigned is effective under the Securities Act of 1933, as amended (the "Securities Act"), the undersigned hereby represents and warrants to the Trust and the Corporation that the undersigned (A) is an "accredited investor" within the meaning of Rule 501 under the Securities Act, or (B) has sufficient knowledge and experience in financial and business matters and in investing in entities similar to the Partnerships, the Trust and the Corporation so as to be able to evaluate the risks and merits of its investment in the Partnerships, the Trust and the Corporation and it is able financially to bear the risks thereof, and in either case, (i) has had an opportunity to discuss the business, management and financial affairs of the Trust, the Corporation and the Partnerships with the management of the Trust, the Corporation and the Partnerships, and (ii) understands that any such Paired Shares have not been registered under the Securities Act by reason of their issuance in a transaction exempt from the registration requirements of the Securities Act pursuant to Section 4(2) thereof or Rule 505 or 506 promulgated under the Securities Act and any such Paired Shares must be held indefinitely unless a subsequent disposition thereof is registered under the Securities Act and applicable state securities laws or is exempt from such registration. If not sold pursuant to an effective registration statement, any such Paired Shares will bear an appropriate legend indicating that such Paired Shares have not been registered under the Securities Act and resale of such Paired Shares is restricted under applicable securities laws.

                  All authority conferred or agreed to be conferred in this Letter of Transmittal shall not be affected by, and shall survive, the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned.

                  The undersigned understands that, except as provided in
Section 2(b) of the Units Exchange Rights Agreement, a tender of Starwood Units pursuant to the Units Exchange Rights Agreement is irrevocable and constitutes a binding agreement between the undersigned and the Trust and the Corporation upon the terms and subject to the conditions of the Units Exchange Rights Agreement.

                  Unless otherwise indicated under "Special Delivery Instructions", please mail any Paired Shares issuable upon exchange of the Starwood Units tendered hereby (or, if the Cash Election or the Combined Election is made, the cash payment payable pursuant thereto) to the address(es) of the registered holder(s) appearing under "Description of Units." In the event that the Special Delivery Instructions are completed, please issue the Paired Shares (or, if the Cash Election or the Combined Election is made, the cash payment payable pursuant thereto) in the name of the registered holder(s) and transmit the same to the person or persons so indicated.

                  The Trust, the Corporation and the undersigned agree that they will cooperate with each other and will make, execute, acknowledge, deliver, record and file, or cause to be made, executed, acknowledged, delivered, recorded and filed, at such times and places as the other may reasonably deem necessary, all other and further documents and instruments, and will take all other and further actions, as the other may reasonably request from time to time in order to effectuate the purposes and provisions of the tender made pursuant to this Letter of Transmittal.

                          SPECIAL DELIVERY INSTRUCTIONS
                           (SEE INSTRUCTIONS 4 AND 5)


                  To be completed ONLY if Paired Shares or the cash payment are to be sent to someone other than the undersigned or to the undersigned at an address other than that above.

Mail certificate(s) for Paired Shares or cash payment to:



Name_____________________________________________________________
                  (please print)

Address__________________________________________________________

_________________________________________________________________
                  (include Zip Code)
_________________________________________________________________

_________________________________________________________________
                 (Tax Identification or Social Security Number)

                                    SIGN HERE

                      Complete Substitute Form W-9 included

_________________________________________________________________

_________________________________________________________________
                        (Signature(s) of holder of Units)

(Must be signed by registered holder(s) as name(s) appear(s) on books and records of the Partnership. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth full title and see instruction 4.

Dated____________________________________________________________

Name(s)__________________________________________________________
                           (please print)
Capacity
(Full Title)_____________________________________________________

Address__________________________________________________________
                           (include Zip Code)

Area Code and Tel. No.___________________________________________

Tax Identification or
Social Security No.______________________________________________
                         (Complete Substitute Form W-9)


                            Guarantee of Signature(s)
                               (See Instruction 1)

Authorized
Signature________________________________________________________

Name of
Firm_____________________________________________________________

Dated____________________________________________________________


                                  INSTRUCTIONS

                 Forming Part of the Terms and Conditions of the
                         Units Exchange Rights Agreement

                  1. GUARANTEE OF SIGNATURE. No signature guarantee on this Letter of Transmittal is required unless the registered holder of the Starwood Units has completed the box entitled "Special Delivery Instructions". In such case all signatures on this Letter of Transmittal must be guaranteed by a member firm of any registered national securities exchange in the United States or of the National Association of Securities Dealers, Inc. or by a commercial bank or trust company (not a savings bank or a savings and loan association) having an office, branch or agency in the United States.

                  2. DELIVERY OF LETTER OF TRANSMITTAL. This Letter of Transmittal is to be completed by the holder of Starwood Units. A properly completed and duly executed Letter of Transmittal and any other documents required by this Letter of Transmittal must be received by the Agents.

                  No alternative, conditional or contingent tenders will be accepted, except as permitted pursuant to the Units Exchange Rights Agreement.

                  3. INADEQUATE SPACE. If the space provided herein is inadequate, the Units tendered and/or other information required should be listed on a separate schedule attached hereto.

                  4. SIGNATURES ON LETTER OF TRANSMITTAL. The signature must correspond with the name as shown on the books and records of the Partnerships without any change whatsoever.

                  If any of the Starwood Units tendered hereby are owned of record by two or more joint owners, all such owners must sign the Letter of Transmittal.

                  If any tendered Starwood Units are registered in different names, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations.

                  If this Letter of Transmittal is signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, each person should so indicate when signing, and proper evidence satisfactory to the Agents of their authority so to act must be submitted.

                  5. SPECIAL DELIVERY INSTRUCTIONS. If a certificate for Paired Shares or the cash payment is to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed.

                  6. WAIVER OF CONDITIONS. Each of the Trust and the Corporation reserves the right to waive in its sole discretion any of the specified conditions of the Offer in the case of the Starwood Units tendered; provided that any such waiver shall not adversely affect any holder of outstanding Starwood Units without the consent of such holder.

                  7. BACK-UP WITHHOLDING. Under the Federal income tax law, a person surrendering Starwood Units must provide the Agents with his correct taxpayer identification number ("TIN") on Substitute Form W-9 below unless an exemption applies. If the correct TIN is not provided, a $50 penalty may be imposed by the Internal Revenue Service and payments made in exchange for the surrendered Starwood Units may be subject to back-up withholding of that rate provided by the Federal income tax law (such rate being at the date of the Units Exchange Rights Agreement, 31%).

                  The TIN that must be provided is that of the registered holder of the Starwood Units. The TIN for an individual is his social security number.

                  8. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance or additional copies of the Units Exchange Rights Agreement and the Letter of Transmittal may be directed to the Agents at the address set forth above.

                            IMPORTANT TAX INFORMATION

                  Under Federal income tax laws, a holder whose tendered Starwood Units are accepted for payment is required by law to provide the Agents (as payers) with his correct taxpayer identification number on Substitute Form W-9 below. If such holder is an individual, the taxpayer identification number is his social security number. If the Agents are not provided with the correct taxpayer identification number, the holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such holder with respect to Starwood Units purchased pursuant to the Offer may be subject to back-up withholding.

                  If back-up withholding applies, the Agents are required to withhold, at that rate provided by the Federal income tax law (such rate being at the date of the Units Exchange Rights Agreement 31%), of any such payments made to the holder of Starwood Units. Paired Shares otherwise deliverable hereunder may, at the expense (and with all risk of loss for the account) of the undersigned, be sold to pay such amounts. Back-up withholding is not an additional tax. Rather, the tax liability of persons subject to back-up withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

PURPOSE OF SUBSTITUTE FORM W-9

                  To prevent back-up withholding on payments that are made to a holder of Starwood Units purchased pursuant to the Offer, the holder is required to notify the Agents of his correct taxpayer identification number by completing the form below certifying that the taxpayer identification number provided on Substitute Form W-9 is correct.

WHAT NUMBER TO GIVE THE AGENT

                  The holder is required to give the Agents the social security number or employer identification number of the record owner of the Starwood Units.

PAYER'S NAME: Starwood Lodging Trust
              Starwood Lodging Corporation



Substitute                    Part 1 - Please provide your TIN in the box at             Social Security
Form W-9                      right and certify by signing and dating below              Number/Employer
                                                                                         Identification
                                                                                         Number
Department of the             Certification - Under the penalties of perjury,
Treasury/Internal             (i) I certify that the information provided on this
Revenue Service               form is true, correct and complete and (ii) I am
                              not subject to backup withholding because:  (a) I
                              am exempt from backup Service withholding, or (b) I
                              have not  been  notified  by the Internal Revenue
                              Service (IRS) that I am subject to backup
                              withholding as a result of a failure to report all
                              interest  or  dividends, or (c) the IRS has
                              notified me that I am no longer subject to backup
                              withholding.
                              Signature ________________________________________         Date ______________



NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACK-UP WITHHOLDING AT THAT RATE PROVIDED BY THE FEDERAL INCOME TAX LAW (SUCH RATE BEING AT THE DATE OF THE UNITS EXCHANGE RIGHTS AGREEMENT 31%) OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER.